HIGHLAND FUNDS I

Highland Long/Short Equity Fund

Supplement dated June 16, 2020 to the Summary Prospectus, Prospectus and Statement of Additional

Information (“SAI”) each dated October 31, 2019, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectuses, Prospectus and Statement of Additional Information.

IMPORTANT NOTICE

The following information supplements and supersedes any information to the contrary contained in the Summary Prospectus, Prospectus and/or Statement of Additional Information of Highland Long/Short Equity Fund a series of Highland Funds I (the “Trust”), each dated and supplemented as noted above.

As previously disclosed, on November 19, 2019, the Board of Trustees (the “Board”) of Highland Funds I (the “Trust”) unanimously approved an Agreement and Plan of Reorganization (the “Plan”) for the reorganization of Highland Long/Short Equity Fund (the “Acquired Fund”) into Highland Merger Arbitrage Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”). Under the Plan, the Acquired Fund will be reorganized into the Acquiring Fund on or around June 29, 2020 (the “Closing Date”).

At any time prior to the Reorganization, shareholders may redeem shares of the Acquired Fund. Such a redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes, which would be taxable to a shareholder that holds the shares in a taxable account. Additionally, Acquired Fund shareholders will not incur any sales load or similar transaction charges as part of the Reorganization. Please contact the Adviser at 1-877-665-1287 if you have questions about the Reorganization or your account.

Pursuant to applicable law, a shareholder vote is not required to effect the Reorganization. As a result, the foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquired or Acquiring Fund, nor is it a solicitation of any proxy. Shareholders of the Acquired Fund as of May 22, 2020 will be receiving a Prospectus/Information Statement that provides additional information regarding the Reorganization. The Prospectus/Information Statement, and any other documents filed by the Funds with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or at the Funds’ website at www.highlandfunds.com/literature. Shareholders should read the Prospectus/Information Statement carefully because it contains important information.

For more information regarding the Acquired or Acquiring Fund please call 1-877-665-1287 or visit the Funds’ Web site at www.highlandfunds.com/literature.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS,

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

HFI-LSE-SUPP3-0620